                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

                             INTERCREDITOR AGREEMENT


          INTERCREDITOR AGREEMENT, dated as of December 27, 2001, among (i) JPMorgan Chase Bank (as successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent (in such capacity, the "Administrative
                                                           --------------
Agent", which term shall include any successor acting in such capacity) under
-----
the Credit Agreement, dated as of May 23, 2001, as amended (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among Acterna LLC, a Delaware limited liability company (the "Primary
                                                              -------
Borrower"), the German Borrowers named therein (together with the Primary
--------
Borrower, the "Borrowers"), the lenders from time to time parties thereto (the
               ---------
"Lenders"), the Administrative Agent, JPMorgan Chase Bank (as successor by
 -------
merger to Morgan Guaranty Trust Company of New York) as agent for the German Term Loan Lenders, and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) and Bankers Trust Company, each in its capacity as documentation agent, (ii) Clayton, Dubilier & Rice Fund VI Limited Partnership ("CD&R Fund VI" and, as more particularly defined below, the "Second Priority Noteholder") as holder of
                                      --------------------------
the Convertible Notes issued by the Primary Borrower and dated as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Convertible Notes"), (iii) the Primary Borrower and (iv) the Credit Parties
 -----------------
referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, (i) the Lenders have agreed to make and have made loans and other extensions of credit to the Primary Borrower and certain of its Subsidiaries, (ii) the Primary Borrower, its parent Acterna Corporation (the "Parent Guarantor") and certain of its subsidiaries
                          ----------------
have executed the Guarantee and Collateral Agreement, dated as of May 23, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                        ------
Agreement Guarantee and Collateral Agreement"), pursuant to which the Parent
--------------------------------------------
Guarantor and certain subsidiaries of the Primary Borrower have guaranteed (the "Credit Agreement Guarantees") certain obligations of the Borrowers under the
 ---------------------------
Credit Agreement and certain other obligations, and the Parent Guarantor, the Primary Borrower and certain subsidiaries of the Primary Borrower have created security interests in certain collateral and (iii) the Parent Guarantor, the Primary Borrower and certain subsidiaries of the Primary Borrower may have executed and delivered, and may from time to time in the future execute and deliver other security documents (the Guarantee and Collateral Agreement and any other security documents referred to in the Credit Agreement, as any thereof may from time to time be amended, supplemented or otherwise modified, collectively, the "Credit Agreement Security Documents");
     -----------------------------------

          WHEREAS, pursuant to the Convertible Notes and the Investment Agreement, (i) the Primary Borrower has incurred indebtedness to the Second Priority Noteholder, (ii) the Parent Guarantor, the Primary Borrower and certain of its subsidiaries have executed the Guarantee and Collateral Agreement, dated as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Convertible Note Guarantee and Collateral
                   -----------------------------------------

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                                                                               2

Agreement"), pursuant to which the Parent Guarantor and certain subsidiaries of
---------
the Primary Borrower have guaranteed (the "Noteholder Guarantees") the
                                           ---------------------
obligations of the Primary Borrower under the Convertible Notes and certain other obligations, and the Parent Guarantor, the Primary Borrower and certain subsidiaries of the Primary Borrower have created security interests in certain collateral and (iii) the Parent Guarantor, the Primary Borrower and certain subsidiaries of the Primary Borrower may have executed and delivered, and may from time to time in the future execute and deliver, other security documents (the Convertible Note Guarantee and Collateral Agreement and any other security documents referred to in the Investment Agreement, as any thereof may from time to time be amended, supplemented or otherwise modified, collectively, the "Convertible Note Security Documents"); and
 -----------------------------------

          WHEREAS, the parties hereto desire to set forth their relative rights in respect of the collateral in which security interests have been and may be granted pursuant to the Credit Agreement Security Documents and the Convertible Note Security Documents, and with respect to the Credit Agreement Guarantees and the Noteholder Guarantees;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          1.   Definitions.  (a) Unless otherwise defined herein, capitalized
               -----------
terms used herein have the meanings given to such terms in the Credit Agreement as in effect on the date hereof.

          (b)  The following terms shall have the following meanings:

          "Administrative Agent": as defined in the preamble to this
           --------------------
     Agreement.

          "Affiliate": as to any Person, any other Person which, directly or
           ---------
     indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agreement": this Intercreditor Agreement, as the same may be amended,
           ---------
     supplemented or otherwise modified from time to time.

          "Assumption Agreement": an Assumption Agreement, substantially in the
           --------------------
     form of Annex 1.

          "Bankruptcy Code": The Bankruptcy Reform Act of 1978, as heretofore
           ---------------
     and hereafter amended, and codified as 11 U.S.C.(S)(S) 101 et seq.
                                                                -- ---

          "CD&R Fund VI": as defined in the recitals hereto.
           ------------

          "CD&R Group": CD&R, Fund V, CD&R Fund VI or other investment fund or
           ----------
     vehicle managed, sponsored or advised by CD&R, or any Affiliate of or successor to CD&R, Fund V, CD&R Fund VI or any such other investment fund or vehicle.

          "Collateral": any collateral in which a security interest is created
           ----------
     pursuant to any Credit Document.

          "Controlled Affiliate": as to the Primary Borrower, any other Person
           --------------------
     that, directly or indirectly, is controlled by the Primary Borrower, the Parent Guarantor, or any Person of which the Primary Borrower or the Parent Guarantor is a Subsidiary. For the purposes of this definition, "control" of a Person means the power, directly or indirectly, to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Persons or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Convertible Notes": as defined in the preamble to this Agreement; for
           -----------------
     the purposes hereof, "Convertible Notes" shall also be deemed to refer to
                           -----------------
     any Additional Indebtedness that the holder of which has become a party to this Agreement pursuant to paragraph 18(d).

          "Convertible Note Collateral": any and all Collateral in which a
           ---------------------------
     security interest is granted pursuant to a Convertible Note Security Document.

          "Convertible Note Credit Parties": the Primary Borrower and each other
           -------------------------------
     "Note Financing Party" under (and as defined in) the Convertible Note Documents, and each successor and assign of the foregoing (including, without limitation, a receiver, trustee or debtor-in-possession on behalf of any such Person or on behalf of any such successor or assign).

          "Convertible Note Documents": the collective reference to the
           --------------------------
     Convertible Notes and each "Note Financing Document" as defined therein.

          "Convertible Note Guarantee and Collateral Agreement": as defined in
           ---------------------------------------------------
     the recitals to this Agreement.

          "Convertible Note Obligations": the "Obligations" as defined in the
           ----------------------------
     Convertible Note Guarantee and Collateral Agreement.

          "Convertible Note Security Documents": as defined in the recitals to
           -----------------------------------
     this Agreement.

          "Credit Agreement": as defined in the preamble to this Agreement.
           -----------------

          "Credit Agreement Collateral": any and all Collateral in which a
           ---------------------------
     security interest is granted pursuant to a Credit Agreement Security Document.

          "Credit Agreement Credit Parties": the Primary Borrower and each other
           -------------------------------
     Credit Party under (and as defined in) the Credit Agreement Documents, and each successor and assign of the foregoing (including, without limitation, a receiver, trustee or debtor-in-possession on behalf of any such Person or on behalf of any such successor or assign).

          "Credit Agreement Documents": the collective reference to the Credit
           --------------------------
     Agreement, the Notes, the German L/C, the Applications and the Security Documents.

          "Credit Agreement Guarantee and Collateral Agreement": as defined in
           ---------------------------------------------------
     the recitals to this Agreement.

          "Credit Agreement Guarantees": as defined in the recitals to this
           ---------------------------
     Agreement.

          "Credit Agreement Obligations": the "Obligations" as defined in the
           ----------------------------
     Credit Agreement Guarantee and Collateral Agreement.

          "Credit Agreement Security Documents": as defined in the recitals to
           -----------------------------------
     this Agreement.

          "Credit Documents": the collective reference to the Credit Agreement
           ----------------
     Documents and the Convertible Note Documents.

          "Credit Parties": the Credit Agreement Credit Parties and the
           --------------
     Convertible Note Credit Parties.

          "Event of Default": an "Event of Default" as defined in either the
           ----------------
     Credit Agreement or the Convertible Note.

          "Indebtedness": any "Indebtedness" as defined in the Credit Agreement
           ------------
     or any "Indebtedness" as defined in the Investment Agreement.

          "Investment Agreement": the Investment Agreement, dated as of December
           --------------------
     27, 2001, among the Parent Guarantor, the Primary Borrower and CD&R Fund VI, providing for the issuance of Convertible Notes to the Second Priority Noteholder by the Primary Borrower, as the same may be amended, supplemented or otherwise modified from time to time (but only such amendments, supplements or other modifications permitted by the Credit Agreement).

          "Lenders": the lenders parties from time to time to the Credit
           -------
     Agreement in their capacity as lenders thereunder, and their respective successors and assigns.

          "Noteholder Guarantees": as defined in the recitals to this Agreement.
           ---------------------

          "paid in full" or "payment in full": with respect to the Credit
           ------------      ---------------
     Agreement Obligations, the payment thereof in full in cash including, to the extent applicable, the discharge thereof through the retention or acquisition by the holders thereof of Collateral as contemplated by clause
     (i) of paragraph 11(b).

          "Second Priority Noteholder": as defined in the preamble hereto,
           --------------------------
     solely in its capacity as holder of the Convertible Notes and beneficiary of the security interests created by the Convertible Note Documents, and its successors and assigns in such capacity.

          "Secured Parties": the collective reference to the Administrative
           ---------------
     Agent, Lenders and the Second Priority Noteholder.

          "Transferred Noteholder": as defined in paragraph 18(c).
           ----------------------

          "Transferred Notes": as defined in paragraph 18(c).
           -----------------

          (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          2.   Acknowledgments. (a) The Second Priority Noteholder (i)
               ---------------
acknowledges that the Primary Borrower and the other Credit Agreement Credit Parties have granted senior priority security interests in the Collateral to secure the Credit Agreement Obligations and that such security interests are prior in all respects to the junior security interests in the Collateral granted to the Second Priority Noteholder, (ii) agrees that such junior security interests shall not give the Second Priority Noteholder any claim to or in respect of the Collateral, or any proceeds of or realization on the Collateral, on a parity with or prior to the claim of the Credit Agreement Obligations,
(iii) agrees that, notwithstanding such junior security interests and any rights of the Second Priority Noteholder in respect thereof, until the earlier of (A) the termination of the Commitments under the Credit Agreement and payment in full of the Loans, all Reimbursement Obligations then due and owing, and any other amount then due and owing under the Credit Agreement or any Note to any Lender and (B) the termination of the security interests created in favor of the Administrative Agent and the Lenders under the Credit Agreement Security Documents as provided therein, the Second Priority Noteholder (i) shall not have any right or claim by reason of such junior security interests in respect of the exercise of rights and remedies of the Administrative Agent and the Lenders in respect of the Collateral or the Credit Agreement Guarantees, nor shall the Administrative Agent or any Lender have any obligation regarding any such exercise or any other obligation or duty in respect of the security interests of the Second Priority Noteholder, except as set forth in Section 6 hereof, and
(ii) shall not assert any such claim or right in any bankruptcy proceeding or otherwise, (iv) represents and confirms that the Second Priority Noteholder does not have any security interests in or liens on any assets of the Credit Agreement Credit Parties securing the Convertible Note Obligations other than the security interests created pursuant to the Convertible Note Documents, and
(v) represents and confirms that the Convertible Notes do not benefit from any Noteholder Guarantee of any Subsidiary of the Primary Borrower that has not provided a Credit Agreement Guarantee,

          (b) The Administrative Agent acknowledges that, to the extent that the Convertible Note Collateral includes items (such as stock certificates and instruments) which are held in the possession of the Administrative Agent pursuant to the Credit Agreement Security Documents, the Administrative Agent is also holding such items in its possession as bailee of the Second Priority Noteholder for purposes of perfecting the second priority security interest of the Second Priority Noteholder in such items (and except as otherwise provided in this Agreement, the Administrative Agent shall have no duty or liability to the Second Priority Noteholder to protect or preserve any rights pertaining to any of such Collateral, other than to deal with such Collateral in the same manner as the Administrative Agent deals with similar property for its own account).

          3.   Priority. Notwithstanding anything to the contrary contained in
               --------
any filing or agreement to which any Secured Party or any Credit Party now or hereafter may be a party and irrespective of the time, order or method of attachment or perfection of the security interests created by the Credit Documents, the rules for determining priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors, any security interest in any Collateral in favor of or for the benefit of the Administrative Agent and the Lenders pursuant to the Credit Agreement Documents has and shall have priority, to the extent of any unpaid Credit Agreement Obligations and any outstanding Domestic L/C Obligations, over any security interest in the Collateral in favor of or for the benefit of the Second Priority Noteholder pursuant to the Convertible Note Documents.

          4.   Second Priority Noteholder Rights and Remedies. (a) Until the
               ----------------------------------------------
earlier of (i) the termination of the Commitments under the Credit Agreement and payment in full of the Loans, all Reimbursement Obligations then due and owing, and any other amount then due and owing under the Credit Agreement or any Note to any Lender and (ii) the termination of the security interests created in favor of the Administrative Agent and the Lenders under the Credit Agreement Security Documents as provided, and subject to the provisions of Sections 4(b) and 6 below, whether or not any bankruptcy proceeding or similar event or proceeding has been commenced by or against the Primary Borrower or any other Credit Party:

          (i) the Second Priority Noteholder will not, without the prior written consent of the Administrative Agent:

               (A) exercise or seek to exercise any rights or remedies with respect to any Collateral arising under, or by reason of the security interests created by, the Convertible Note Documents (including, without limitation, by notification of account debtors or other obligors);

               (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure;

               (C) contest, protest or object to any foreclosure proceeding or action brought by the Administrative Agent or any Lender, or any other exercise by any such party, of any rights and remedies relating to the Collateral under the Credit Agreement Documents or otherwise, or any release of any or all of the Credit Agreement Collateral for any purpose;

               (D) object to the forbearance by the Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Collateral; or

                  (E) in connection with any bankruptcy proceeding or similar event or proceeding commenced by or against the Primary Borrower or any other Credit Party, (A) object to any debtor-in-possession financing arrangement made available to any Credit Party, including any such financing secured by liens that are prior to the liens of the Second Priority Noteholder, (B) seek "adequate protection" (as such term is used in the Bankruptcy Code) in connection with any debtor-in-possession financing made available to any Credit Party, (C) object to, or seek "adequate protection" (as such term is used in the Bankruptcy Code) in connection with, any use of cash collateral, or
          (D) seek to terminate, annul, modify or condition the automatic stay pursuant to the Bankruptcy Code to permit any enforcement action by the Second Priority Noteholder; and

          (ii) the Lenders shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding release or disposition with respect to the Collateral.

          (b)     In the event that:

          (i) the Administrative Agent and the Lenders, in exercise of their foreclosure or similar remedies, have disposed of or otherwise realized upon the Collateral, or have been repaid pursuant to a bankruptcy or similar proceeding at the commencement of which the security interest securing the Credit Agreement Obligations is in effect;

          (ii) the Commitments under the Credit Agreement have been terminated and the Loans, all Reimbursement Obligations then due and owing, and any other amount then due and owing under the Credit Agreement or any Note to any Lender, have been paid in full;

          (iii) after giving effect thereto, any Collateral remains under the Convertible Note Security Documents, or any proceeds of any disposition of or realization upon the Collateral remain; and

          (iv) at such time there are Convertible Note Obligations outstanding,

then the Second Priority Noteholder shall have the right to enforce the provisions of the Convertible Note Security Documents in respect of such Collateral or proceeds, and Section 6 shall apply with respect thereto.

          5.      Administrative and Lenders Exercise of Rights and Remedies. In
                  ----------------------------------------------------------
exercising rights and remedies with respect to the Collateral, the Administrative Agent and the Lenders may enforce the provisions of the Credit Agreement Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion without any duty, obligation or liability to the Second Priority Noteholder arising from any such action (other than as set forth in this Agreement). Such exercise and enforcement shall include, without limitation, the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform

Commercial Code of any applicable jurisdiction and of a secured creditor under bankruptcy or similar laws of any applicable jurisdiction.

          6.   Application of Proceeds. Any money, property, securities or other
               -----------------------
direct or indirect distributions of any nature whatsoever received from the sale, disposition or other realization upon a foreclosure or other exercise of remedies by the Administrative Agent, any Lender or the Second Priority Noteholder in respect of all or any part of the Collateral (and including, without limitation, from any sale of, disposition of or other realization upon any Collateral after the occurrence and during the continuance of an Event of Default by any Credit Party with the consent of the Administrative Agent), regardless of whether such money, property, securities or other distributions are received directly or indirectly during the pendency of or in connection with any bankruptcy, insolvency or other like proceeding or otherwise, shall be delivered to the Administrative Agent in the form received, duly indorsed to such party, if required, and applied by the Administrative Agent in the following order:

               First, to the payment in full of all costs and expenses
               -----
          (including, without limitation, attorneys' fees and disbursements) paid or incurred by the Administrative Agent or the Lenders in connection with such realization on the Collateral or the protection of any of their rights and interests therein;

               Second, to the payment in full of all Credit Agreement
               ------
          Obligations (and the cash collateralization of any outstanding Domestic L/C Obligations in such amounts as required by the Credit Agreement);

               Third, to the Second Priority Noteholder for application to the
               -----
          Convertible Note Obligations to the full extent thereof at such time; and

               Fourth, to pay the appropriate Credit Party or designee thereof
               ------
          or as a court of competent jurisdiction may direct, any surplus then remaining.

In no event shall any provision of this Agreement be construed to impose any obligation on the Administrative Agent or any Lender in respect of the disposition of proceeds of any Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or other Governmental Authority or any applicable law.

          7.   Release of Collateral. (a) The Administrative Agent's and the
               ---------------------
Lenders' rights with respect to the Collateral shall include, without limitation, the exclusive right to release at any time any or all of the Collateral from the liens under the Credit Agreement Security Documents and the Convertible Note Security Documents without the consent of the Second Priority Noteholder and without any duty, obligation or liability arising from any such action (other than as set forth in Sections 4(b) and 6), provided, that such
                                                         --------
release is in accordance with the provisions of this Section 7, and is either
(i) subject to the provisions of Section 5, in connection with the exercise of remedies in respect of the items of Collateral so released (and including, without limitation, to the extent Collateral is sold or otherwise disposed of either by the Administrative Agent, its agents or any Credit Party with the consent of the Administrative Agent or the Lenders) or (ii) in connection with any disposition of Collateral permitted under the Credit Agreement or any other Credit Document.

          (b) Upon any such sale, release or other disposition of any Collateral pursuant the foregoing paragraph (a), the lien and security interest created for the benefit of the Second Priority Noteholder pursuant to the Convertible Note Security Documents in such Collateral shall be automatically released and, if such sale is a sale of the Capital Stock of the Primary Borrower or any of its Subsidiaries, any Collateral owned by the Primary Borrower or such Subsidiary, as the case may be, and such Person's Subsidiaries and any Noteholder Guarantees of any such Subsidiaries shall be automatically released, and the Second Priority Noteholder shall promptly and in a timely manner execute and deliver or cause to be executed and delivered such release documents and instruments and shall take such further actions as the Administrative Agent shall reasonably request to evidence such release (provided that the same shall be without expense to the Second Priority Noteholder, and at the expense of the Primary Borrower); provided that:
                                      --------

               (A) the Second Priority Noteholder shall be and remain entitled to payment from the proceeds of such sale to the extent and in the manner set forth in Section 6;

               (B) in connection with such sale neither the Administrative Agent nor any of the Lenders receive, directly or indirectly, any consideration that is not applied in the order set forth in Section 6;

               (C) such sale is to a Person that is not a Controlled Affiliate of the Primary Borrower and is not acting on behalf of the Administrative Agent or the Lenders; and

               (D) the Administrative Agent, on behalf of the Lenders, simultaneously permanently releases its security interest in the Collateral thus sold (and thereafter neither the Administrative Agent nor the Lenders retain or receive any security interest therein in connection with such disposition), and if the sale is a sale of the Capital Stock of the Primary Borrower or a Subsidiary thereof, (A) the Administrative Agent, on behalf of the Lenders, simultaneously permanently releases its security interest in any Collateral of the Primary Borrower or such Subsidiary, as the case may be, and any of such Person's Subsidiaries (and thereafter neither the Administrative Agent nor the Lenders retain or receive any security interest therein in connection with such disposition), and any Credit Agreement Guaranties of any such Subsidiary, (B) such Subsidiary and its Subsidiaries do not guarantee any Indebtedness of the Primary Borrower or any of its other remaining Subsidiaries of the Primary Borrower, and (C) the Primary Borrower and its other remaining Subsidiaries do not guarantee any Indebtedness of such Subsidiary or any of its Subsidiaries.

It is understood that the terms of any such sale may include an obligation of the buyer or the seller to make payments in respect of customary post-closing adjustments, and such obligation may be secured by escrow deposits, guarantees by the Primary Borrower or its Subsidiaries or other credit support, and the existence of such arrangements without more will not cause such sale to be inconsistent with the criteria set forth in subclauses (B) and (C) in clause
(iv) of the foregoing paragraph (b).

          (c) Notwithstanding anything herein or in the Credit Agreement or the Credit Agreement Guarantee and Collateral Agreement, it is further understood and agreed that the Administrative Agent shall be under no obligation to release any portion of the Collateral or any Credit Agreement Guarantee, and no portion of the Collateral or any Credit Agreement Guarantee shall be automatically released, unless or until the Administrative Agent is reasonably satisfied that the Second Priority Noteholder's security interest in such portion of the Collateral or such Second Priority Noteholder Guarantee, as the case may be, has been (or simultaneously will be) released and, if such Collateral is the Capital Stock of any Subsidiary of the Primary Borrower, that the Collateral of such Subsidiary and its Subsidiaries and any Noteholder Guarantee of such Subsidiary and its Subsidiaries have been (or simultaneously will be) so released.

          8.   Obligations Unconditional. All rights, interests, agreements and
               -------------------------
obligations of the Secured Parties hereunder shall remain in full force and effect (to the maximum extent permitted by law) irrespective of:

          (a) any lack of validity or enforceability of the Credit Agreement Documents or any Convertible Note Documents;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Credit Agreement Obligations or Convertible Note Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of either Credit Agreement or any other Credit Agreement Document or Convertible Note Document;

          (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Credit Agreement Obligations or Convertible Note Obligations or any guarantee thereof;

          (d) the commencement of any bankruptcy or similar proceeding in respect of the Primary Borrower or any other Credit Party; or

          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Credit Agreement Obligations or the Convertible Note Obligations.

          9.   Waiver of Claims; Waivers of Jury Trial. (a) To the maximum
               ---------------------------------------
extent permitted by law, the Second Priority Noteholder waives any claim it might have against the Administrative Agent or any Lender with respect to, or arising out of, any action or failure to act or any error of judgment or negligence on the part of the Administrative Agent or any Lender or its respective directors, officers, employees or agents (other than gross negligence or willful misconduct, or any breach of this Agreement) with respect to any exercise of rights or remedies in respect of the Collateral and Credit Agreement Guarantee or any transaction relating to the Collateral or any Credit Agreement Guarantee. Neither the Administrative Agent nor any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Convertible Note Credit Party, the Second Priority Noteholder or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The Second Priority Noteholder agrees that, in its capacity as Second Priority Noteholder, it will not contest the validity, perfection, priority or enforceability of the security interests in and liens upon the Collateral of the Administrative Agent and the Lenders or the enforceability of any Credit Agreement Guarantee.

          (b) THE PRIMARY BORROWER, THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT (ON ITS OWN BEHALF AND ON BEHALF OF THE LENDERS) AND THE SECOND PRIORITY NOTEHOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR COUNTERCLAIM THEREIN.

          10.  Provisions Define Relative Rights, etc. (a) This Agreement is
               --------------------------------------
intended solely for the purpose of defining the relative rights of the Lenders and the Administrative Agent, on the one hand, and the Second Priority Noteholder, on the other hand, and no other Person shall have any right, benefit or other interest under this Agreement. Notwithstanding anything to the contrary contained herein, this Agreement shall not modify or amend the obligations of the Primary Borrower or any other Credit Party under any Credit Document.

          (b) Notwithstanding any other provision hereof, (a) this Agreement shall not affect or impair in any respect any right, power, privilege or remedy of CD&R Fund VI or any other member of the CD&R Group in any capacity other than solely as a holder of the Convertible Notes and beneficiary of the security interests granted by the Convertible Note Security Documents, including without limitation in any capacity as an equity holder, or in any other capacity as a creditor, of any of the Primary Borrower, the Parent Guarantor or any of their respective Subsidiaries, and (b) it is acknowledged and agreed that the Convertible Note Obligations of each Convertible Note Credit Party are senior obligations of such Convertible Note Credit Party that are pari passu in right of payment with the Credit Agreement Obligations of such Convertible Note Credit Party.

          11.  Termination of Agreement; Acknowledgments. (a) The rights of the
               -----------------------------------------
Lenders under this Agreement in respect of the Collateral shall terminate upon the earlier to occur of (i) the termination of the Commitments under the Credit Agreement and payment in full of the Loans, all Reimbursement Obligations then due and owing, and any other amount then due and owing under the Credit Agreement or any Note to any Lender, and (ii) the termination of the security interests created in favor of the Administrative Agent and the Lenders under the Credit Agreement Security Documents as provided therein (the occurrences described in clause (i) or (ii), a "Termination"). The Administrative Agent agrees that, upon either such Termination, it will, upon the request of the Second Priority Noteholder, provide a written acknowledgment of such Termination to the Second Priority Noteholder, which acknowledgment shall also acknowledge that the Lenders have no further rights under this Agreement in respect of the Collateral (except, that, notwithstanding anything to the contrary contained herein, in the event that any payment made to, or other amount or value received by the Administrative Agent or any Lender is voided, rescinded, set aside or must otherwise be returned or repaid by it, whether in any bankruptcy, reorganization, insolvency or similar proceeding involving any Credit Party or otherwise, the Credit Agreement Obligations intended to be repaid thereby shall be reinstated (without any further action by any party) and shall be deemed to be in full force and effect against such Credit Party).

          (b) Concurrently with either such Termination, the Administrative Agent will deliver to the Second Priority Noteholder, unless the Second Priority Noteholder shall have represented to the Administrative Agent in writing that no Convertible Note Obligations shall be outstanding, any items of the Convertible Note Collateral held in the possession of the Administrative Agent, except in the event and to the extent that:

          (i) the Administrative Agent or any Lender has retained or otherwise acquired such Collateral in full or partial satisfaction of the Credit Agreement Obligations;

          (ii) such Collateral is sold or otherwise disposed of by the Administrative Agent or by any Lender or any Credit Party as provided herein; or

          (iii) the Administrative Agent may otherwise be required by any order or decree of any court or other Governmental Authority or any applicable law.

          (c) If the Second Priority Noteholder has represented in writing to the Administrative Agent that no Convertible Note Obligations are outstanding, then the Administrative Agent may deliver any such items of Collateral to the appropriate Credit Party, provided, that the foregoing shall not be construed to
                          --------
impose any obligations on the Administrative Agent to deliver such Collateral to the extent it would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or other Governmental Authority or any applicable law. The Administrative Agent may rely on the representation of the Second Priority Noteholder as to whether any Convertible Note Obligations are outstanding without inquiry and without regard to any dispute or claim that any Credit Party may have or assert. The Administrative Agent acknowledges that prior to such delivery it holds such items of Collateral for the Second Priority Noteholder in accordance with the terms of this Agreement, for purposes of perfecting the Second Priority Noteholder's security interest therein, subject to the terms of paragraph 2(b).

          (d) This Agreement shall be applicable both before and after the filing of any petition by or against any Credit Party under the Bankruptcy Code and all converted or succeeding cases in respect thereof, and all references herein to any Credit Party shall be deemed to apply to a trustee for such Credit Party and Credit Party as debtor-in-possession. The relative rights of each Secured Party in or to any distributions from or in respect of the Collateral shall continue after the filing thereof on the same basis as prior to the date of petition, subject to any court order approving the financing of or use of cash collateral by, any Credit Party as debtor-in-possession.

          12.   Powers Coupled With An Interest. All powers, authorizations and
                -------------------------------
agencies contained in this Agreement are coupled with an interest and are irrevocable until the Credit Agreement Obligations and the Convertible Note Obligations are paid in full and the Commitments under the Credit Agreement are terminated.

          13.  Notices. All notices, requests and demands to or upon the parties
               -------
to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

          If to the Administrative Agent:

                                           JPMorgan Chase Bank
                                           270 Park Avenue
                                           New York, New York 10017
                                           Attention:
                                           Telecopy: (212) 270-
                                           Telephone: (212) 270-
          If to the Second Priority
          Noteholder:

                                           Clayton, Dubilier & Rice Fund VI
                                           Limited Partnership
                                           1403 Foulk Road, Suite 106
                                           Wilmington, Delaware 19803
                                           Attention: General Partner


          With copies to:                  Clayton, Dubilier & Rice, Inc.
                                           375 Park Avenue
                                           New York, New York 10152
                                           Fax: (212) 407-5254
                                           Attention: Brian Finn

                                           and

                                           Debevoise & Plimpton
                                           919 Third Avenue
                                           New York, New York 10022
                                           Fax: (212) 909-6836
                                           Attention: Franci J. Blassberg, Esq.




The parties hereto may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

          14.  Counterparts. This Agreement may be executed by one or more of
               ------------
the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Administrative Agent and the Second Priority Noteholder.

          15.  Severability. Any provision of this Agreement which is prohibited
               ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          16.  Integration. This Agreement represents the entire agreement of
               -----------
the parties hereto with respect to the subject matter hereof and there are no promises or representations by any of them relative to the subject matter hereof not reflected herein.

          17.  Amendments in Writing. None of the terms or provisions of this
               ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, the Primary Borrower and the Second Priority Noteholder.

          18.  Successors and Assigns; Additional Parties. (a) This Agreement
               ------------------------------------------
shall be binding upon and inure to the benefit of each of the Secured Parties and their respective successors and assigns.

          (b) Upon a successor administrative agent becoming the Administrative Agent under the Credit Agreement, such successor automatically shall become the Administrative Agent hereunder with all the rights and powers of the Administrative Agent hereunder, and bound by the provisions hereof, without the need for any further action on the part of any party hereto.

          (c) No transfer of the Convertible Notes to a member of the CD&R Group shall be effective until such transferee executes and delivers to the Administrative Agent an Assumption Agreement. The Second Priority Noteholder may transfer any portion of the Convertible Notes (the "Transferred Notes") to any
                                                    -----------------
Person that is not a member of the CD&R Group; provided that the Second Priority
                                               --------
Noteholder Guarantees and the lien and security interest created for the benefit of the Second Priority Noteholder pursuant to the Convertible Note Security Documents shall be released with respect to such Transferred Notes, and the Second Priority Noteholder shall execute and deliver or cause to be executed and delivered such release documents and instruments and shall take such further actions as the Administrative Agent shall reasonably request to evidence such release on or prior to the date of such transfer (provided that the same shall be without expense to the Second Priority Noteholder, and at the expense of the Primary Borrower).

          (d) Any holder of Additional Indebtedness that is required to become a party to this Agreement pursuant to the Credit Agreement shall become a Second Priority Noteholder for all purposes of this Agreement upon execution and delivery of an Assumption Agreement to the Administrative Agent.
Any purported transfer of the Convertible Notes not made in accordance with this paragraph (c) shall be void.

          19.  Governing Law; Jurisdiction. This Agreement shall be governed by,
               ---------------------------
and construed and interpreted in accordance with, the law of the State of New York. Each party hereto agrees that all judicial proceedings brought against it arising out of or relating to this Agreement or its obligations hereunder may be brought in any state or federal court of competent jurisdiction in the State, County and City of New York, and accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                             JPMORGAN CHASE BANK,
                                             as Administrative Agent


                                             By: _______________________________
                                                 Name:
                                                 Title:



                                             CLAYTON, DUBILIER & RICE FUND VI
                                             LIMITED PARTNERSHIP
                                             as Second Priority Noteholder

                                             By: _______________________________
                                                 Name:
                                                 Title:



Consented:

ACTERNA LLC, as Primary Borrower

By: ___________________________________
    Name:
    Title:


ACTERNA CORPORATION, as Parent Guarantor

By: ___________________________________
    Name:
    Title:

ACTERNA BUSINESS TRUST


By: ___________________________________
Name:
Title:


AIRSHOW, INC.


By: ___________________________________
Name:
Title:


APPLIED DIGITAL ACCESS, INC.


By: ___________________________________
Name:
Title:


DA VINCI SYSTEMS, INC.


By: ___________________________________
Name:
Title:


ITRONIX CORPORATION

By: ___________________________________
Name:
Title:

SIERRA DESIGN LABS


By: ___________________________________
Name:
Title:


WANDEL & GOLTERMANN, INC.


By: ___________________________________
Name:
Title:


WAVETEK WANDEL GOLTERMANN LLC


By: ___________________________________
Name:
Title:


WAVETEK U.S. INC.


By: ___________________________________
    Name:
    Title:

                                                                         Annex 1
                                                  to the Intercreditor Agreement

                          FORM OF ASSUMPTION AGREEMENT

          ASSUMPTION AGREEMENT, dated as of _________ __, ____, made by ______________________________, a ______________ (the "Additional Second
                                                       -----------------
Priority Noteholder"), in favor of JPMORGAN CHASE BANK (as successor by merger
-------------------
to Morgan Guaranty Trust Company of New York), as administrative agent (in such capacity, the "Administrative Agent") for the banks and other financial
               --------------------
institutions (the "Lenders") from time to time parties to the Credit Agreement
                   -------
referred to below (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in such the Intercreditor Agreement referred to below, or if not defined therein, in the Credit Agreement.

                              W I T N E S S E T H :
                              - - - - - - - - - -

          WHEREAS, Acterna LLC (f/k/a) Dynatech LLC, a Delaware limited liability company (the "Primary Borrower"), the German Borrowers named therein,
                        ----------------
the Lenders, the Administrative Agent, JPMorgan Chase Bank (as successor by merger to Morgan Guaranty Trust Company of New York), as German Term Loan Servicing Bank, Credit Suisse First Boston, as Syndication Agent, and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank and Bankers Trust Company, each in its capacity as documentation agent, are parties to a Credit Agreement, dated as of May 23, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
           ----------------

          WHEREAS, in connection with the Credit Agreement, the
Administrative Agent, Clayton, Dubilier & Rice Fund VI Limited Partnership (as more particularly defined in the Intercreditor Agreement referred to below, the "Second Priority Noteholder"), Acterna Corporation (f/k/a Dynatech Corporation),
 --------------------------
a Delaware corporation, the Primary Borrower and certain of its Subsidiaries are parties to the Intercreditor Agreement, dated as of December 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Intercreditor Agreement");
 -----------------------

          WHEREAS, the Credit Agreement and the Intercreditor Agreement require that the Additional Second Priority Noteholder become a party to the Intercreditor Agreement;

          WHEREAS, the Additional Second Priority Noteholder has agreed to execute and deliver this Assumption Agreement in order to become a party to the Intercreditor Agreement;

          NOW THEREFORE, IT IS AGREED:

          1.  Intercreditor Agreement. By executing and delivering this
              -----------------------
Assumption Agreement, the Additional Second Priority Noteholder, as provided in
Section 18 of the Intercreditor Agreement, hereby becomes a party to the Intercreditor Agreement as a Second

Priority Noteholder thereunder with the same force and effect as if originally named therein as a Second Priority Noteholder and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Second Priority Noteholder.

          2.  GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND
              -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                              [Name of Noteholder]


                                              By: ______________________________
                                                  Name:
                                                  Title: